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                                                                   EXHIBIT 10.12

                               AMENDMENT NO. 4 TO
                  AMENDED AND RESTATED REVOLVING LOAN AGREEMENT

            THIS AMENDMENT NO. 4 TO AMENDED AND RESTATED REVOLVING LOAN AGREEMENT (this "Amendment"), dated as of January 2, 2004, is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Union Bank of California, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), Comerica Bank (formerly Comerica Bank-California), as Collateral Agent, and ViaSat, Inc., a Delaware corporation (the "Borrower"), with reference to the following facts:

                                    RECITALS

            A. The Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Amended and Restated Revolving Loan Agreement, dated as of December 31, 2002, as amended (the "Loan Agreement"), pursuant to which the Lenders have provided the Borrower with a Revolving Loan facility and a subfacility for Letters of Credit.

            B. The parties wish to amend the Loan Agreement to remove the borrowing base restrictions under the Revolving Loan facility and to amend the Leverage Ratio Covenant.

                                    AGREEMENT

            NOW, THEREFORE, the parties hereby agree as follows:

      1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

      2. Removal of Borrowing Base Provisions.

                  A. Deletion of Borrowing Base-Related Definitions. The definitions of "Account Debtor", "Accounts", "Accounts Receivable Aging Report", "Accounts Receivable Reconciliation Report", "Borrowing Base Certificate", "Eligible Account", "Eligible Inventory" and "Inventory" are hereby deleted in their entirety.

                  B. Deletion of Borrowing Base Certificate Exhibit. Exhibit A to the Loan Agreement is hereby amended to read as follows:

                  "EXHIBIT A

                  [Reserved]."


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                  C. Amendment to Revolving Loan Facility Provision. Section
      2.1(a) of the Loan Agreement is hereby amended by deleting therefrom the words "the lesser of (x) the then applicable Borrowing Base or (y)".

      3. Amendment to Leverage Ratio Covenant. Section 6.12 of the Loan Agreement is hereby amended to read in full as follows:

            "6.12 Leverage Ratio. Permit the Leverage Ratio as of the last day of any Fiscal Quarter to be greater than 1.50 to 1.00."

      4. Amendment Fee. In consideration of the Lenders' agreement to enter into this Amendment and provide the Borrower with the accommodations described herein, on the effective date of this Amendment, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a one-time fee of $5,000 (the "Amendment Fee"). The Borrower acknowledges and agrees that, at the Administrative Agent's option, the Administrative Agent may effect payment of the Amendment Fee by charging the full amount of such fee, when due, to the Borrower's Revolving Loan account or to the Borrower's checking account at Union Bank of California, N.A.

      5. Condition Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

                  (a) This Amendment. The Administrative Agent shall have received an original of this Amendment, duly executed by the Borrower and each of the Lenders;

                  (b) Certificate. The Assistant Secretary of Borrower shall have executed the Certificate of Resolution attached to this Amendment; and

                  (c) Other Documents. The Borrower shall have executed and delivered to the Administrative Agent such other documents and instruments, if any, as the Administrative Agent may reasonably require.

      6. Miscellaneous.

                  (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely thereon.

                  (b) No Events of Default. The Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Loan Agreement.


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                  (c) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

                  (d) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                  (e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                  (f) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                  (g) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders and the Borrower and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

                  (h) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                  (i) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                  (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDERS AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDERS AND THE BORROWER.


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            IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

                                    VIASAT, INC.

                                    By: /s/ Rongald G. Wangerin
                                        ----------------------------------
                                          Ronald G. Wangerin
                                          Vice President and Chief
                                          Financial Officer

                                    UNION BANK OF CALIFORNIA, N.A., as the
                                    Administrative Agent


                                    By: /s/ Douglas S. Lambell
                                        ----------------------------------
                                          Douglas S. Lambell
                                          Vice President

                                    COMERICA BANK-CALIFORNIA,
                                    as the Collateral Agent

                                    By: /s/ Michael E. Conboy
                                        ----------------------------------
                                    Name: Michael E. Conboy
                                          --------------------------------
                                    Title: Senior Vice President,
                                           General Manager
                                           -------------------------------


                                    UNION BANK OF CALIFORNIA, N.A., as a
                                    Lender


                                    By: /s/ Douglas S. Lambell
                                        ----------------------------------
                                          Douglas S. Lambell
                                          Vice President

                                    COMERICA BANK - CALIFORNIA,
                                    as a Lender


                                    By: /s/ Michael E. Conboy
                                        ----------------------------------
                                    Name: Michael E. Conboy
                                          --------------------------------
                                    Title: Senior Vice President,
                                           General Manager
                                           -------------------------------




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